EXHIBIT 32.A

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2007, of El Paso Natural Gas Company (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James J. Cleary, President, certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES J. CLEARY
James J. Cleary
President
(Principal Executive Officer)

November 6, 2007